UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 13, 2022

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Augusta Gold Corp. (the “Company”), for the purpose of amending Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (“SEC”) on June 16, 2022 (the “Original Form 8-K”) in connection with the completion of the acquisition of CR Reward LLC, a Nevada limited liability company (“CR Reward”). As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment supplements the Original Form 8-K filed with the SEC on June 16, 2022, regarding the purchase of CR Reward. The purpose of this Amendment is to file the financial statements of CR Reward and the pro forma financial information required by Item 9.01 of Form 8-K.  All other disclosure under Items 1.01, 2.01, 2.03 and 3.02 in the Original Form 8-K remains the same and is hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

The audited consolidated financial statements of CR Reward as of and for the year ended December 31, 2021 and 2020, the related notes thereto and the report of the independent accounting firm, are filed herewith as Exhibit 99.1.

The unaudited condensed consolidated financial statements of CR Reward as at and for the period ended March 31, 2022 and 2021, and the related notes thereto are filed herewith as Exhibit 99.2

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of CR Reward, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2022 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2021 and for the three months ended March 31, 2022 and the related notes, are incorporated herein by reference as Exhibit 99.3 hereto.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of CR Reward occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the acquisition.

(d) Exhibits

Exhibit No.	Name

10.1	Membership Interest Purchase Agreement dated April 21, 2022* (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K as filed with the Commission on April 27, 2022)

10.2	Deed of Trust* (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K as filed with the Commission on June 16, 2022)

99.1	Audited consolidated financial statements of CR Reward as of and for the years ended December 31, 2021 and 2020, the related notes thereto, and the independent auditor’s report thereon

99.2	Unaudited condensed consolidated financial statements of CR Reward as of and for the period ended March 31, 2022 and 2021, and the related notes thereto

99.3	The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of CR Reward, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2022 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2021 and for the three months ended March 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: July 7, 2022	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal

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